UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

Amendment No. 1

CURRENT REPORT
Pursuant to Section 13 of 15(d) of the
Securities Exchange act of 1934

Date of report (Date of earliest event reported): March 21, 2012

FREEDOM ENVIRONMENTAL SERVICES, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or jurisdiction of incorporation or organization)	27-3218629 (I.R.S. Employer Identification No.)
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11372 United Way, Orlando, Florida 32824
 (Address of principal executive offices)       (Zip Code)

Registrant's telephone number, including area code
 (407) 905-5000
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Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

As used in this report,  the terms "we",  "us",  "our",  "our company," or "the Corporation" refers to Freedom Environmental Services, Inc.

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

Our disclosure and analysis in this Current Report on Form 8-K contains some forward-looking statements. Certain of the matters discussed concerning our operations, cash flows, financial position, economic performance and financial condition, and the effect of economic conditions include forward-looking statements.

Statements that are predictive in nature, that depend upon or refer to future events or conditions or that include words such as "expects," "anticipates," "intends," "plans," "believes," "estimates" and similar expressions are forward-looking statements. Although we believe that these statements are based upon reasonable assumptions, including projections of orders, sales, operating margins, earnings, cash flow, research and development costs, working capital, capital expenditures and other projections, they are subject to several risks and uncertainties.

Investors are cautioned that our forward-looking statements are not guarantees of future performance and the actual results or developments may differ materially from the expectations expressed in the forward-looking statements.

As for the forward-looking statements that relate to future financial results and other projections, actual results will be different due to the inherent uncertainty of estimates, forecasts and projections may be better or worse than projected. Given these uncertainties, you should not place any reliance on these forward-looking statements. These forward-looking statements also represent our estimates and assumptions only as of the date that they were made. We expressly disclaim a duty to provide updates to these forward-looking statements, and the estimates and assumptions associated with them, after the date of this filing to reflect events or changes in circumstances or changes in expectations or the occurrence of anticipated events. You are advised, however, to consult any additional disclosures we make in our reports on Form 10-K, Form 10-Q, Form 8-K, or their successors.

Item 4.01 Change in Registrant’s Auditors

(a) Previous independent registered public accounting firm.

Effective February 9, 2012, the Registrant dismissed GBH CPAs (“GBH”), which audited the Registrant’s year-end financial statements and also performed the reviews for the last three quarterly financial statements.  The change in the Registrant’s auditors was recommended and approved by the Board of Directors of the Registrant.

The report of GBH on the financial statements for year ended December 31, 2010 did not contain any adverse opinion or disclaimer of opinion or was qualified or modified as to uncertainty, audit scope or accounting principles except for the uncertainty for the Company to continue as a going concern.

During the period October 14, 2010 through February 9, 2012 (the date of the termination of GBH), there have been no disagreements with GBH (as defined in Item 304(a)(1)(iv) of Regulation S-K) on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of GBH would have caused them to make reference thereto in their report on financial statements for such year.

During the period October 14, 2010 through February 9, 2012 (the date of the dismissal of GBH), there were no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K.

The Registrant provided GBH with a copy of this Current Report on Form 8-K/A, and requested that GBH furnish the Registrant with a letter addressed to the U.S. Securities and Exchange Commission stating whether GBH agrees with the disclosure contained in this report, or, if not, stating the respects in which it does not agree.  The Registrant has received the requested letter from GBH, and a copy of GBH’s letter is filed as Exhibit 16.1 to this Current Report on Form 8-K/A.

(b) New independent registered public accounting firm.

On February 9, 2012, and effective the same date, on the recommendation of the Registrant’s Board of Directors, the Registrant engaged Tarvaran, Askelson & Company (“TAC”) as its independent registered public accounting firm to audit the Registrant’s financial statements for the fiscal year ended December 31, 2011 and to perform procedures related to the financial statements included in the Registrant’s quarterly reports on Form 10-Q, beginning with the quarter ending March 31, 2012.

During the fiscal years ended December 31, 2010 and 2009, and through the date of the engagement of TAC, neither the Registrant nor anyone on its behalf has consulted with TAC, regarding either:

(a)
The application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Registrant’s financial statements, and neither was a written report provided to the Registrant nor was oral advice provided that TAC, concluded was an important factor considered by the Registrant in reaching a decision as to an accounting, auditing, or financial reporting issue; or

(b)	Any matter that was either the subject of a disagreement or a reportable event, as each term is defined in Items 304(a)(1)(iv) or (v) of Regulation S-K, respectively.

The Company became aware that SEC counsel, Michael J. Scaglione, along with Corporate Counsel Gary Goldstein sent a letter to GBH threatening to file a lawsuit against GBH if they did not reissue their audit report on the December 31, 2010 financial statements when the Company filed the December 31, 2011 10-K.  GBH was not paid in full for their outstanding audit fees for the December 31, 2010 audit as required and therefore could not issue their report until the payment issue was resolved.   The Company was aware of these issues and had agreed to resolve the outstanding payment so GBH so they could reissue their report for December 31, 2010.

The Company was not aware that the letter was sent to GBH and immediately withdrew the letter and any idea of filing a lawsuit against GBH.

The Company immediately dismissed Michael J. Scaglione of the Scaglione Law Firm, P.A. and Gary Goldstein immediately resigned on April 4, 2012 as corporate counsel for the Company within hours of Mr. Scaglione's termination.

The Company has resolved all issues with GBH related to unpaid accounting fees and GBH has agreed to reissue their audit report on the December 31, 2010 financial statements.

Item 8.01 Other Events.

The Company also became aware SEC counsel, the law firm of Scaglione Law firm, P.A. did not disclose that his partner/employee Michael Bon was indefinitely suspended by the State Bar of Florida and the Company further dismissed SEC counsel Mr. Scaglione for failing to disclose this matter to the Company on April 4, 2012 for the following:

Michael Darren Bonn, 2600 S. Douglas Road, Ph. 10, Coral Gables, Suspended until further order, following an Oct. 19 court order.  (Admitted to practice: 1997) According to a petition for emergency suspension, Bon appeared to be causing great public harm by engaging in a pattern of fraud, misrepresentation and theft.  Bon submitted fraudulent bills to his firm and clients in excess of $50,000 over a two-year period.  In 86 instances, he submitted reimbursement request for travel or expense for events that did not occur and billed for hours he did not work (Case No. SC11-2000) (Press release from the Florida Bar dated November 20, 2011).”

The Company learned further that Mr. Bon’s suspension order required him to fully disclose his suspension and to not take on any new clients as follows:

“a. to accept no new clients from the date of this Court's order and to cease representing any clients after thirty days of this Court's order. In addition, Respondent shall cease acting as personal representative for any estate, as guardian for any ward, and as trustee for any trust and will seek to withdraw from said representation within thirty days from the date of this Court's order and will immediately turn over to any successor the complete financial records of any estate, guardianship or trust upon the successor's appointment;

b. to immediately furnish a copy of Respondent's suspension order to all clients, opposing counsel and courts before which Respondent is counsel of record and to furnish Staff Counsel of The Florida Bar with the requisite affidavit listing all clients, opposing counsel and courts so informed within thirty days of this Court's order; (See, Supreme Court of Florida Case NO. SC11-2000 Lower Tribunal No. 20152-701,263(11G-MES)”.

Neither Mr. Scaglione nor Mr. Bon disclosed this matter to the Company and they were immediately dismissed as counsel for the Company.  The Company learned of these matters by doing a background check of Mr. Scaglione and Mr. Bon and contacting the State Bar of Florida.

SECTION 9.01 - FINANCIAL STATEMENTS AND EXHIBITS

16.1	Letter from GBH CPAs, PC

 SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 15, 2012

Freedom Environmental Services, Inc.

By: /s/ Michael S. Borish
Michael S. Borish
Chief Executive Officer, President, Secretary